EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               The undersigned does hereby make, constitute and appoint Raymond Sadowski and Catherine R. Hardwick, and each of them, the undersigned’s attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities this Registration Statement on Form S-8 for the 2003 Stock Compensation Plan, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of December, 2003.

/s/ Roy Vallee

Roy Vallee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               The undersigned does hereby make, constitute and appoint Raymond Sadowski and Catherine R. Hardwick, and each of them, the undersigned’s attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities this Registration Statement on Form S-8 for the 2003 Stock Compensation Plan, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of December, 2003.

/s/ Eleanor Baum

Eleanor Baum

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               The undersigned does hereby make, constitute and appoint Raymond Sadowski and Catherine R. Hardwick, and each of them, the undersigned’s attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities this Registration Statement on Form S-8 for the 2003 Stock Compensation Plan, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of December, 2003.

/s/ J. Veronica Biggins

J. Veronica Biggins

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               The undersigned does hereby make, constitute and appoint Raymond Sadowski and Catherine R. Hardwick, and each of them, the undersigned’s attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities this Registration Statement on Form S-8 for the 2003 Stock Compensation Plan, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of December, 2003.

/s/ Lawrence W. Clarkson

Lawrence W. Clarkson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               The undersigned does hereby make, constitute and appoint Raymond Sadowski and Catherine R. Hardwick, and each of them, the undersigned’s attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities this Registration Statement on Form S-8 for the 2003 Stock Compensation Plan, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of December, 2003.

/s/ Ehud Houminer

Ehud Houminer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               The undersigned does hereby make, constitute and appoint Raymond Sadowski and Catherine R. Hardwick, and each of them, the undersigned’s attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities this Registration Statement on Form S-8 for the 2003 Stock Compensation Plan, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of December, 2003.

/s/ James A. Lawrence

James A. Lawrence

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               The undersigned does hereby make, constitute and appoint Raymond Sadowski and Catherine R. Hardwick, and each of them, the undersigned’s attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities this Registration Statement on Form S-8 for the 2003 Stock Compensation Plan, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of December, 2003.

/s/ Ray M. Robinson

Ray M. Robinson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               The undersigned does hereby make, constitute and appoint Raymond Sadowski and Catherine R. Hardwick, and each of them, the undersigned’s attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities this Registration Statement on Form S-8 for the 2003 Stock Compensation Plan, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of December, 2003.

/s/ Frederic Salerno

Frederic Salerno

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               The undersigned does hereby make, constitute and appoint Raymond Sadowski and Catherine R. Hardwick, and each of them, the undersigned’s attorneys-in-fact and agents with full power of substitution and resubstitution, to execute for and on behalf of the undersigned in any and all capacities this Registration Statement on Form S-8 for the 2003 Stock Compensation Plan, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of December, 2003.

/s/ Gary L. Tooker

Gary L. Tooker